Goodwill	6 Months Ended
Jun. 30, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill	Goodwill

	Six Months Ended	Year Ended
	June 30, 2024	December 31, 2023
	(in thousands)
Opening balance	$9,022,075	$8,971,670
Current period acquisition	2,732	36,750
Foreign exchange movement	(8,258)	13,655
Closing balance	$9,016,549	$9,022,075
On January 9, 2024, the Company acquired HumanFirst Inc. ("HumanFirst"), a life sciences technology company in exchange for consideration of $13.3 million. The net cash outflow was $7.8 million comprising initial cash payments of $11.8 million net of cash acquired of $4.0 million. $1.5 million of deferred consideration remains unpaid as of June 30, 2024. The purchase price allocation, as of the date of acquisition, was based on a preliminary valuation and may be subject to revision. Preliminarily, the HumanFirst acquisition resulted in the initial recognition of goodwill of $2.7 million and a developed technology intangible asset of $9.9 million. Preliminary goodwill arising in connection with the acquisition is primarily attributable to the assembled workforce of HumanFirst. The intangible asset will be amortized over its useful life of 5 years and in total, $1.0 million has been amortized in the period since the date of acquisition.
There were no additional acquisitions during the second quarter of 2024 nor any impairment charges for the six months ended June 30, 2024 or the year ended December 31, 2023.